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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)      July 28, 1998
                                                       ----------------------


                          Great Pines Water Company, Inc.
          ---------------------------------------------------------------
         (Exact name of small business issuer as specified in its charter)



             Texas                     1-12130               76-0203752
-----------------------------------------------------------------------------
 (State or other jurisdiction        (Commission          (I.R.S. Employer
       of incorporation)             File Number)        Identification No.)



                600 N. Shepherd, Suite #303 Houston, Texas    77007
               ------------------------------------------------------
              (Address of principal executive offices)      (Zip Code)



    Registrant's telephone number, including area code     (713) 864-6688
                                                       ----------------------


            ------------------------------------------------------------
           (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

Please see the Registrant's recent press release filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed with this report on Form 8-K:

99.1 Press Release dated July 28, 1998.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   Great Pines Water Company, Inc.

Date: August 3, 1998               By: /s/ Kevin F. Vigneaux
                                       -----------------------------------
                                   Kevin F. Vigneaux
                                   Chief Financial Officer and Treasurer
                                   (Principal Financial and Accounting Officer)








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